UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 28, 2018

Dominion Energy, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Virginia	001-08489	54-1229715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Tredegar Street Richmond, Virginia		23219
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code (804) 819-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On February 28, 2018, Dominion Energy, Inc. (the Company) entered into six separate Sales Agency Agreements with each of Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC and Scotia Capital (USA) Inc. (collectively the “Sales Agents”) pursuant to which the Sales Agents will act, each in their individual capacity as a sales agent, as the Company’s sales agents with respect to offerings from time to time of up to $1,000,000,000 aggregate offering amount of the Company’s common stock (the “Shares”). These agreements replace sales agency agreements entered into by the Company on June 30, 2017 with certain of the Sales Agents in connection with the Company’s prior “at the market” offering program referred to below (the 2017 ATM Program). Sales of the Shares, if any, will be made by means of (i) privately negotiated transactions, or (ii) by any other method or payment permitted by law deemed to be an “at the market” offering as defined in Rule 415 of the Securities Act, including sales made directly on the New York Stock Exchange or sales made to or through a market maker or through an electronic communications network.

This “at the market” offering program replaces the 2017 ATM Program, which terminated in accordance with its terms in January 2018 upon the sale of the entire $500,000,000 aggregate offering amount of the Company’s common stock available under such program.

Any Shares sold under the new program will be issued pursuant to the Registration Statement on Form S-3 (File No. 333-219088) filed by the Company with the Securities and Exchange Commission on June 30, 2017 (the “Registration Statement”), which was automatically effective upon filing.

A form of the Sales Agency Agreement is filed as Exhibit 1.2 to the Registration Statement.

Item 9.01	Financial Statements and Exhibits

Exhibits

5.1	Opinion of McGuireWoods LLP.*

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION ENERGY, INC. Registrant

/s/ James R. Chapman
Name:	James R. Chapman
Title:	Senior Vice President – Mergers & Acquisitions and Treasurer

Date: February 28, 2018